UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2013

EDGEN GROUP INC.

(Exact name of Registrant as specified in its charter)

Commission File Number	State or Other Jurisdiction of Incorporation	IRS Employer Identification No.
001-35513	Delaware	38-3860801

18444 Highland Road

Baton Rouge, LA 70809

(225) 756-9868

(Registrant's address of principal executive offices, including zip code and telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On February 21, 2013, Edgen Group Inc. (the “Company,”) announced that the Company will hold its 2013 Annual Meeting of Stockholders on Friday, May 10, 2013 at 10:00 a.m. Central Daylight Time at the Company’s corporate office located at 18444 Highland Road, Baton Rouge, Louisiana 70809.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits.

99.1       Press Release of Edgen Group Inc. dated February 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2013	EDGEN GROUP INC.

	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Edgen Group Inc. dated February 21, 2013